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                              SECURITIES AND EXCHANGE COMMISSION
                                    WASHINGTON, D.C. 20549

                                           FORM 8-K

                                        CURRENT REPORT
                            Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: August 22, 2001
(Date of earliest event reported)




                       Residential Funding Mortgage Securities II, Inc.
                    (Exact name of registrant as specified in its charter)


Delaware                            333-36244                        41-1808858
--------                            ---------                        ----------
(State or Other Juris-             (Commission                 (I.R.S. Employer
diction of Incorporation)         File Number)              Identification No.)



       8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota 55437
       ------------------------------------------------------------- -----
               (Address of Principal Executive Office) (Zip Code)


        Registrant's telephone number, including area code:(952) 832-7000



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Item 5.        Other Events.


               On or about September 27, 2001, the Registrant expects to cause the issuance and sale of Home Loan-Backed Notes, Series 2001-HI4 (the "Notes") pursuant to a Pooling and Servicing Agreement to be dated as of September 1, 2001, among the Registrant, Residential Funding Corporation, a Master Servicer, and Chase Manhatten Bank, as Trustee.

               In connection with the expected sale of the Notes by Bear Stearns & Co. Inc. and Residential Funding Securities Corporation (the "Underwriters"), the Registratnt has been advised that the Underwriters have furnished to prospective investors certain collateral information with respect to the mortgage loans underlying the proposed offering of the Notes (the "Notes"), which Collateral Term Sheets are being filed electronically as exhibits to this report.

               The Collateral Term Sheets have been provided by the Underwriters. The information in the Collateral Term Sheets is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

               The Collateral Term Sheets were prepared by the Underwriters at the request of certain prospective investors. The Collateral Term Sheets may be based on information that differs from the information set forth in the Prospectus Supplement.

               In addition, the actual characteristics and performance of the Mortgage Loans underlying the Certificates may differ from the information provided in the Collateral Term Sheets, which were provided to certain investors only to give a sense of the underlying collateral which will affect the maturity, interest rate sensitivity and cash flow characteristics of the Notes. Any difference between the collateral information in the Collateral Term Sheets and the actual characteristics of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates.


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Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits


        (a)    Financial Statements.

               Not applicable.

        (b)    Pro Forma Financial Information.

               Not applicable.

        (c)    Exhibits



                          Item 601(a) of
                          Regulation S-K
       Exhibit No.          Exhibit No.                        Description
       -----------          -----------                        -----------
            1                   99                       Collateral Term Sheets


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        Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                                   RESIDENTIAL FUNDING MORTGAGE
                                                   SECURITIES II, INC.


                                                   By: /s/ Lisa Lundsten
                                                   Name:Lisa Lundsten
                                                   Title:Vice President




Dated: August 22, 2001



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EXHIBIT INDEX


                    Item 601 (a) of    Sequentially
        Exhibit     Regulation S-K     Numbered
        Number      Exhibit No.        Description           Format
        -------     -----------        ------------------    ----------


1                         99             Collateral Term    Filed Electronically
                                             Sheets


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                                          EXHIBIT 1


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